Exhibit 10.1

SUBSCRIPTION AGREEMENT

CHEE CORP.

Chee Corp.

1206 East Warner Road, Suite 101-I

Gilbert, Arizona 85296

Attn: Aaron Klusman, CEO

Re: Purchase of Chee Corp. Common Shares

Gentlemen:

The undersigned (the “Purchaser”) hereby subscribes to purchase the number of shares of Common Stock, $0.001 par value per share, of Chee Corp., a Nevada corporation (the “Company”), set forth on the signature page hereof at a cash purchase price of $1.00 per share. The shares being purchased are referred to herein as the “Shares.” This subscription may be rejected by the Company in its sole discretion.

The Company is offering up to 1,500,000 Shares (the “Offering”), for an aggregate purchase price of up to $1,500,000. The purchase of Shares is subject to the terms and conditions set forth in this Subscription Agreement, the Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2020 (the “Form 10-Q”), and any other reports filed with the SEC on Forms 10-K, 10-Q, or 8-K, and the Risk Factors set forth in Exhibit A hereto (the “Risk Factors”). Such purchase of Shares is also subject to the following paragraphs.

The Purchaser acknowledges that the maximum number of Shares that were available in the offering under which his Subscription Agreements dated January 8, 2021, and January 29, 2021 were delivered to the Company was raised from 1,000,000 to 1,500,000 Shares.

1.            Purchase. Subject to the terms and conditions hereof, Purchaser hereby irrevocably agrees to purchase the number of Shares set forth on the signature page hereof and tenders herewith the consideration set forth on the signature page hereof. Payment in full by cash, certified check, or wire transfer in the amount of $1.00 per Share purchased accompanies the delivery of this Subscription Agreement.

2.            Representations and Warranties. Purchaser hereby makes the following representations and warranties to the Company and Purchaser agrees to indemnify, hold harmless, and pay all judgments of and claims against the Company from any liability or injury, including, but not limited to, that arising under federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties not performed by Purchaser.

(a)       Purchaser is the sole and true party in interest and is not purchasing for the benefit of any other person.

(b)       Purchaser has read, analyzed, and is familiar with the information set forth in the Form 10-Q and any other reports with respect to the Company filed with the SEC, including but not limited to the Risk Factors contained therein, this Subscription Agreement, and the Investor Suitability Questionnaire, and has retained copies of all such documents. Purchaser has had an opportunity to discuss the business plans of the Company with Company management and has had an opportunity to ask questions and received satisfactory responses from management with respect to the Company.

(c)       Purchaser has read, analyzed, and is familiar with the section of this Subscription Agreement entitled “Investor Suitability Questionnaire” and Purchaser hereby warrants that Purchaser either [CHECK ALL THAT APPLY]:

     ☐        is an Accredited Investor, as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and all liabilities necessary to make a verification of net worth have been disclosed to the person completing the Accredited Investor Verification, if any;

     ☐        alone or with a purchaser representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

    ☐        is not a “U.S. person” as that term is defined under Regulation S promulgated under the Act.

(d)       Purchaser understands that all books, records, and documents of the Company relating to this investment have been and remain available for inspection by Purchaser upon reasonable notice. Purchaser confirms that all documents requested by Purchaser have been made available, and that Purchaser has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to purchase the Shares, Purchaser has relied exclusively upon information provided in the Form 10-Q and the Company’s other reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to the Risk Factors contained therein, this Subscription Agreement, and its own independent investigation of the Company’s books, records, and documents.

(e)       Purchaser is aware that an investment in the Shares is highly speculative and subject to substantial risks, including those risks set forth in the Risk Factors contained in the Form 10-Q and any subsequent reports with respect to the Company filed with the SEC. Purchaser is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of the complete loss of all funds invested, the loss of any anticipated tax benefits, the lack of a public market, the unavailability of redemption for the Shares, and limited transferability of the Shares that may make the liquidation of this investment impossible for the indefinite future.

(f)       The offer to sell the Shares was directly communicated to Purchaser by the Company, or through a person acting on its behalf, in such a manner that Purchaser was able to ask questions of and receive answers from the Company concerning the terms and conditions of this transaction. At no time was Purchaser presented with or solicited by or through any article, notice, or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio, or other broadcast or transmittal advertisement or any other form of general advertising.

(g)       Purchaser, if a corporation, partnership, trust, or other entity, is authorized and duly empowered to purchase and hold the Shares, has its principal place of business at the address set forth on the signature page, and has not been formed for the specific purpose of purchasing the Shares.

(h)       The Shares are being purchased solely for Purchaser’s own account for investment and are not being purchased with a view to the resale, distribution, subdivision, or fractionalization thereof.

(i)        Purchaser understands that the Shares have not been registered under the Act or any state securities laws in reliance upon exemptions from registration for non-public offerings. Purchaser understands that the Shares or any interest therein may not be, and agrees that the Shares or any interest therein, will not be, resold or otherwise disposed of by Purchaser unless the Shares are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available.

(j)        Purchaser has been informed of and understands the following:

     (1)       There are substantial restrictions on the transferability of the Shares under the Act; and

     (2)       No federal or state agency has made any finding or determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the Shares.

(k)       None of the following information has ever been represented, guaranteed, or warranted to Purchaser expressly or by implication, by any broker, the Company, or agents or employees of the foregoing, or by any other person:

     (1)       The approximate or exact length of time that Purchaser will be required to hold the Shares;

     (2)     The percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Shares; or

     (3)     That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the purchase of the Shares.

(l)        The information set forth in the Investor Suitability Questionnaire and executed by Purchaser is true, correct, and complete.

(m)      Purchaser has not distributed this Subscription Agreement to anyone, no other person has used the Subscription Agreement, and Purchaser has made no copies of the Subscription Agreement.

(n)       Purchaser hereby agrees to indemnify the Company, its officers, its directors, persons who participated in the preparation of this Subscription Agreement, and any person participating in the offering and hold them harmless from and against any and all liability, damage, cost (including legal fees and court costs) and expense incurred on account of or arising out of:

     (1)       Any inaccuracy in the declarations, representations, and warranties set forth herein;

     (2)       The disposition of any of the Shares by Purchaser contrary to the foregoing declarations, representations, and warranties; and

     (3)      Any action, suit, or proceeding based upon (i) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; (ii) the disposition of any of the Shares; or (iii) the breach by Purchaser of any part of this Subscription Agreement.

(o)       If Purchaser is a corporation, partnership, limited liability company, trust, or other entity and the Purchaser is not an employee benefit plan as defined under ERISA (an “Employee Benefit Plan”), “Benefit Plan Investors,” as that term is defined in the regulations promulgated under ERISA, own less than twenty-five percent (25%) of the value of each class of equity interests in the Purchaser (excluding from the computation interests of any individual or entity with discretionary authority or control over the assets of the Purchaser). If Purchaser is such an entity and at any time twenty-five percent (25%) or more of such value is or comes to be held by Benefit Plan Investors (a “25% Purchaser”), Purchaser shall immediately notify the Company in writing that Purchaser has become a 25% Purchaser. If Purchaser is or becomes a 25% Purchaser or an Employee Benefit Plan, Purchaser understands and agrees that (i) its subscription may be reduced by the Company (in any manner that the Company considers appropriate) to an amount that, when aggregated with all other Benefit Plan Investor participation in the Company, such participation in the Company is less than twenty-five percent (25%), and (ii) notwithstanding anything in this Agreement or in the Company Agreement to the contrary, the Company shall have the right to require Purchaser to withdraw any or all of its investment at any time or from time to time, if in the exclusive discretion of the Company, such withdrawal is advisable to limit participation by Benefit Plan Investors in the Company to less than twenty-five percent (25%). If Purchaser is an Employee Benefit Plan or a 25% Purchaser, the person signing this Agreement on behalf of Purchaser also makes the additional representations and warranties attached hereto.

(p)       If Purchaser is a qualified plan (including a Keogh plan or an Individual Retirement Account) or is otherwise a Benefit Plan Investor, to the best of Purchaser’s knowledge, neither the Company nor any affiliate (i) has investment discretion with respect to the assets being used to purchase the Shares, (ii) regularly gives individualized investment advice which serves as the primary basis for the investment decisions made with respect to such assets, or (iii) is otherwise a fiduciary with respect to such assets.

(q)       Either (i) no part of the assets to be used to purchase the Shares constitutes assets of any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA or Section 4975 of the Code, or (ii) part of the assets to be used to purchase the Shares constitutes assets of one or more employee benefit plans subject to Title I of ERISA or Section 4975 of the Code and such purchase is eligible for coverage under one or more statutory or administrative exemptions from the prohibited transaction rules of ERISA and the Code.

(r)        Neither Purchaser nor, to its knowledge after making due inquiry, any person or entity controlled by Purchaser, or if Purchaser is other than a natural person, any person or entity controlled by, controlling or under common control with Purchaser nor any person having a beneficial interest in Purchaser:

     (1)       is a person or entity listed in Executive Order No. 13224 (September 23, 2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), any related enabling legislation or any other similar Executive Orders (collectively, the “Executive Order”), or if Purchaser is other than a natural person, is a person or entity listed in the Annex to Section 1(b), (c) or (d) of the Executive Order;

     (2)       is named on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) maintained by the U.S. Office of Foreign Asset Control (“OFAC”), Department of the Treasury, and/or on any other similar list (“Other Lists”) maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, “OFAC Laws and Regulations”);

     (3)     is a “Designated National” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 (“Cuban Designated Nationals”) (the SDN List, the Other Lists and Cuban Designated Nationals are referred to in this Agreement, collectively, as the “Lists”);

     (4)       is a foreign shell bank or is otherwise a bank with no physical presence in any country, e.g., no place of business at a fixed address in a country in which it is authorized to do business with full time employees and records and which is subject to inspection by its licensing authority; or

     (5)       is (i) a current or former senior official in the executive, legislative, administrative, military, or judicial branch of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned commercial enterprise, (ii) a corporation, business or other entity that has been formed by, or for the benefit of, any such individual (iii) an immediate family member of any such individual, or (iv) a person who is widely and publicly known (or is actually known by Purchaser) to maintain a close personal relationship with any such individual (collectively, an “SFPF”).

(s)       Neither Purchaser nor, to its knowledge after making due inquiry, any holder of a beneficial interest in it (i) is under investigation by any governmental authority for, or has been charged with or convicted of, money laundering (18 U.S.C. §§ 1956 and 1957), drug trafficking, terrorist-related activities, or other money laundering predicate crimes or a violation of the Bank Secrecy Bank (“BSA”) laws (31 U.S.C. § 5311 et seq.) and regulations, (ii) has been assessed civil penalties under these or related laws, or (iii) has had its funds seized or forfeited in an action under these or related laws.

(t)        The funds invested by Purchaser in the Shares are derived from legal sources. If Purchaser is other than a natural person, Purchaser has taken, and will continue to take, reasonable measures appropriate to the circumstances, with respect to each of its stockholders, members, partners or other investors (collectively, “Entity Investors”) in Purchaser, to assure that funds invested in it by such Entity Investors are derived from legal sources and that these measures will be in accordance with all applicable BSA laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18 U.S.C. §§ 1956 and 1957) (collectively, “Anti-Money Laundering Laws”).

(u)       If Purchaser is a financial institution or financial intermediary, Purchaser has taken, and will continue to take, reasonable steps, consistent with industry practice for comparable organizations and in any event as required by law, to ensure that it is and shall be in compliance with all current and future Anti-Money Laundering Laws, and laws, regulations, and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

(v)       Purchaser agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering and anti-terrorist laws and regulations and OFAC Laws and Regulations. Purchaser consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about Purchaser that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering and anti-terrorist laws and regulations and OFAC Laws and Regulations.

(w)      If Purchaser is a financial institution or financial intermediary, Purchaser agrees to adopt and maintain adequate policies, procedures and controls to ensure that it is, and that each holder of any beneficial interest in it is, in compliance with all OFAC Laws and Regulations, Executive Orders and related government guidance (such OFAC policies, procedures and controls are collectively referred to as “Purchaser OFAC Policies”). Purchaser further agrees to make its Purchaser OFAC Policies and the respective policies, procedures, and controls for persons or entities becoming and being Entity Investors in Purchaser (such policies, procedures, and controls are collectively referred to as “Entity Investor OFAC Policies”), together with the information collected thereby concerning Purchaser and such Entity Investors, available to the Company for its review and inspection from time to time during normal business hours and upon reasonable prior notice, and Purchaser agrees to deliver copies of the same to the Company from time to time upon request. The Company will keep Purchaser OFAC Policies and the Entity Investor OFAC Policies, and the information collected thereby, confidential subject to customary exceptions for legal process, auditors, regulators, or as otherwise reasonably required by the Company for enforcement of its rights and/or in connection with reasonable business use for holding and dealing with its assets and investments.

(x)       If Purchaser is other than a natural person and if Purchaser OFAC Policies and the Entity Investor OFAC Policies referred to in subparagraph 5(w) above, and the measures referred to in subparagraph 5(w) above to assure that Purchaser’s and each Entity Investor’s funds are derived from legal sources, shall not provide, in the reasonable determination of the Company, adequate means to assure that persons or entities that are listed on any of the Lists, or that are designated persons under any of the Executive Orders, or whose funds are not derived from legal sources, are excluded from becoming or being Entity Investors in Purchaser, the Company shall notify Purchaser of its determination. If such policies, procedures, and controls, as applicable, and such measures are not modified to the satisfaction of the Company within thirty (30) days following notice to Purchaser of the Company’s determination, Purchaser acknowledges that the Company, in addition to all of their other rights and remedies, may declare that a breach of this Agreement exists with respect to Purchaser.

(y)       Purchaser acknowledges and agrees that if, following its investment in the Company, the Company reasonably believes that Purchaser has breached its representations and warranties or its agreements set forth in this Agreement, or a breach of this Agreement otherwise has been declared to exist with respect to Purchaser, the Company has the right or may be obligated to freeze the investment to prohibit additional investments, to segregate the assets constituting the investment in accordance with applicable OFAC Laws and Regulations, to decline any redemption requests, or to redeem Purchaser’s investment. Purchaser further acknowledges that it will have no claim against the Company, or any of its respective affiliates, officers, directors, stockholders, employees, and agents for any form of damages as a result of any of the foregoing actions.

(z)       If Purchaser is other than a natural person, Purchaser shall require each person that proposes to acquire any interest in Purchaser to sign an agreement with such representations, warranties, and covenants substantially in the form of paragraph 2 of this Agreement and to deliver the same to Purchaser.

(aa) Purchaser has read and understands all materials provided by the Company in connection with the Offering, including, but not limited to, the Form 10-Q and any other reports with respect to the Company filed with the SEC.

Purchaser agrees to notify the Company promptly if there is any change with respect to the representations provided in this paragraph 2. The foregoing representations and warranties of Purchaser are complete, true, and accurate as of the date of this Agreement and shall survive delivery of this Agreement to the Company for all purposes. If any of such representations and warranties shall not be true and accurate in any respect following the execution and delivery of this Agreement, Purchaser shall give prompt written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

3.            Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs, and expenses (including, but not limited to, reasonable attorneys’ fees) which are incurred on account of or arising out of any of the items referred to in clauses (1) through (3) of Section 2(n).

4.            Restrictions on Transferability of Shares and Compliance with the Securities Act.

(a)       Restrictions on Transferability. Purchaser acknowledges that the Shares have not been registered under the Act or any state blue sky laws, and that the transferability of an interest in the Shares is restricted by applicable federal and state securities laws.

(b)       Restrictive Legend. The certificate representing the Shares, if any, and any other securities issued in respect thereto upon any distribution, recapitalization, merger, consolidation or similar event, are expected (unless otherwise permitted by the provisions of this Section or by applicable law) to be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THE SECURITIES ARE REGISTERED UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

5.            Transferability of Subscription Agreement. Purchaser agrees not to transfer or assign the obligations or duties contained in this Subscription Agreement or any of Purchaser’s interest herein.

6.            Regulation D and Regulation S. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of Purchaser, is deemed to be a purchaser pursuant to Regulation D or Regulation S promulgated under the Act or otherwise, does hereby make and join in the making of all the covenants, representations, and warranties made by Purchaser.

7.            Acceptance. Execution and delivery of this Subscription Agreement and tender of the payment referenced in Section 1 above shall constitute Purchaser’s irrevocable offer to purchase the Shares indicated, which offer may be accepted or rejected by the Company in its discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by the Company.

8.            Binding Agreement. Purchaser agrees that Purchaser may not cancel, terminate, or revoke this Subscription Agreement or any agreement Purchaser makes hereunder, and that this Subscription Agreement shall survive upon the death or disability of Purchaser and shall be binding upon and inure to the benefit of the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of Purchaser.

9.            Incorporation by Reference. The statement of the number of Shares subscribed and related information set forth on the signature page are incorporated as integral terms of this Subscription Agreement.

10.          Notices. Notices and other communications under this Subscription Agreement shall be in writing and shall be deemed delivered when received or, if by U.S. mail, when deposited in a regularly maintained receptacle, by Certified First Class Mail, postage prepaid, addressed:

(a)       if to Purchaser, at the address shown on the signature page hereof unless the Purchaser has advised the Company, in writing, of a different address as to which notices shall be sent under this Subscription Agreement; and

(b)       if to the Company, at the address first above stated, to the attention of the CEO or to such other address or to the attention of other such officer, as the Company shall have furnished to Purchaser.

11.          Legal Counsel. Purchaser has had the opportunity to consider the terms of this Subscription Agreement with Purchaser’s legal counsel and has either obtained the advice of legal counsel in connection with Purchaser’s execution hereof or does hereby expressly waive its right to seek such legal counsel in connection with this transaction and furthermore has relied on its legal advisor to provide advice as to the tax consequences to Purchaser upon making the purchase.

12.          Miscellaneous. This Subscription Agreement and the documents and agreements referenced herein embody the entire agreement and understanding between the Company and the other parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. It is the intent of the parties hereto that all questions with respect to the construction and interpretation of this Subscription Agreement and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Arizona, without regard to principles of conflicts of laws thereof that would call for the application of the substantive law of any jurisdiction other than the State of Arizona. Each of the parties hereto irrevocably and unconditionally agrees (i) to be subject to the jurisdiction of the courts of the State of Arizona, (ii) that service of process may be made on such party by prepaid certified mail with a validated proof of mailing receipt constituting evidence of valid service, and (iii) that service made pursuant to clause (ii) above shall have the same legal force and effect as if serviced upon such party personally within the State of Arizona. The headings in this Subscription Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

13.          Subscription Payments. All subscription payments should be made payable to “Chee Corp.” in the amount of $1.00 for each Share purchased. There will be no independent escrow agent and no interest paid on funds collected. As there is no minimum, the Company shall begin using funds on behalf of the Company as needed, immediately upon acceptance. The offering will continue until the earliest of (i) the date on which all 1,500,000 shares available in the Offering are sold; or (ii) termination by the Company.

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, Purchaser has executed this Subscription Agreement on the date set forth on the signature page.

Purchaser desires to take title in the Shares as follows (check one):

______	(a)	Individual (one signature required on page 9);

______	(b)	Husband and Wife as community property (one signature is required on page 9 if interest is held in one name, i.e., managing spouse; two signatures are required on page 9 if interest is held in both names);

______	(c)	Joint Tenants with rights of survivorship (both parties must sign on page 9);

______	(d)	Tenants in Common (both parties must sign on page 9);

______	(e)	Trust (trustee(s) must sign on page 10);

______	(f)	Partnership or Limited Liability Company (general partners(s), manager(s), or authorized member(s) must sign on page 11);

______	(g)	Corporation (authorized officer must sign on page 12);

______	(h)	Employee Benefit Plan (authorized officer must sign on page 13);

______	(i)	Individual Retirement Account (authorized party must sign on page 13);

______	(j)	Keogh Plan (authorized party must sign on page 13);

______	(k)	Other Tax-Exempt Entities (authorized parties must sign on page 13).

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

FOR INDIVIDUAL PURCHASERS,

JOINT TENANTS, AND TENANTS IN COMMON

Total Shares Subscribed:

Total Dollar Amount:

Investor #1	Investor #2

Signature	Signature

Social Security Number	Social Security Number

Print or Type Name	Print or Type Name

Residence Address	Residence Address

Executed this _____ day of _______________, 20___.

Subscription accepted:

Chee Corp.

By:

Aaron Klusman, CEO

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

FOR TRUST PURCHASERS

Total Shares Subscribed:

Total Dollar Amount:

Name of Trust (Please print or type)

Name of Trustee (Please print or type)

Date Trust was formed:

By:

Trustee’s signature

Taxpayer Identification Number:

Trustee’s Address:

Attention:

Executed this _____ day of _______________, 20___.

Subscription accepted:

Chee Corp.

By:

Aaron Klusman, CEO

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

FOR PARTNERSHIP AND LIMITED LIABILITY COMPANY PURCHASERS

Total Shares Subscribed:

Total Dollar Amount:

Name of Partnership or Limited Liability Company (Please print or type)

By:
Signature of General Partner, Manager, or authorized Member

__________________________________________(Print or Type Name)

By:
Signature of additional General Partner, Manager, or authorized Member (if required by Partnership Agreement or Limited Liability Company Agreement)

__________________________________________(Print or Type Name)

By:
Signature of additional General Partner, Manager, or authorized Member (if required by Partnership Agreement or Limited Liability Company Agreement)

__________________________________________(Print or Type Name)

Taxpayer Identification Number:

Business Mailing Address:

Attention:

Executed this _____ day of _______________, 20___.

Subscription accepted:

Chee Corp.

By:

Aaron Klusman, CEO

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE

FOR CORPORATE PURCHASERS

Total Shares Subscribed:

Total Dollar Amount:

Name of Corporation (Please print or type)

By:

Signature of authorized agent

Title:

Taxpayer Identification Number:

Address of Principal Corporate Offices:

Mailing Address:

(if different)

Attention:

Executed this _____ day of _______________, 20___.

Subscription accepted:

Chee Corp.

By:

Aaron Klusman, CEO

SUBSCRIPTION AGREEMENT

SIGNATURE PAGE IF PURCHASER IS AN

EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT, KEOGH

PLAN, OR OTHER ENTITY

Total Shares Subscribed:

Total Dollar Amount:

Name of Entity (Please print or type)

By:

Signature of authorized agent

Title

Taxpayer Identification Number:

Address of Principal Offices:

Mailing Business Address:

Attention:

Executed this _____ day of _______________, 20___.

Subscription accepted:

Chee Corp.

By:

Aaron Klusman, CEO

CHEE CORP.

INVESTOR SUITABILITY QUESTIONNAIRE

______________________

ALL INFORMATION FURNISHED IN THIS

QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY

Chee Corp. (the “Company”) will use the responses to this questionnaire to qualify prospective investors for purposes of federal and state securities laws. Please complete, sign, date and return (facsimile or scan acceptable) one copy of this questionnaire as soon as possible to the Company.

Your answers will be kept confidential at all times. However, by signing this questionnaire, you agree that the Company may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal security laws.

NOTE: Individual investors should complete the questionnaire beginning with Part I on this page while non-individual investors such as corporations, partnerships, trusts and other entities should complete the questionnaire beginning with Part II on page 19.

I. INDIVIDUAL INVESTORS:

(Investors other than natural persons (for example, corporations, limited liability companies, partnerships and trusts) should turn to Part II on page 19)

1.       Amount of Investment

Please indicate the amount of your proposed investment:

2.       Personal

Name:
(EXACT NAME AS IT SHOULD APPEAR ON SHARE CERTIFICATE)

Residence Address:

City, State Zip:

Home Telephone:

Home Facsimile:

Email Address:

Date of Birth:

3.       Business

Occupation:

Number of Years:

Present Employer:

Position/Title:

Business Address:

City, State Zip:

Business Telephone:

Business Facsimile:

4.       Residence Information

(a)       Set forth in the space provided below the state(s) in which you have maintained your principal residence during the past three years and the dates during which you resided in each state.

(b)       Are you registered to vote in, or do you have a driver’s license issued by, or do you maintain a residence in any other state? If yes, in which state(s)?

5.       Income

(a)       Do you reasonably expect either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married), or spousal equivalent as that term is defined in Rule 501(j) of Regulation D, from all sources during the current year to exceed $300,000?

☐ Yes               ☐ No

If no, please specify amount: _______________

(b)       What percentage of your income as shown above is anticipated to be derived from sources other than salary?

(c)       Was either your yearly income from all sources during each of the last two years in excess of $200,000 or was the joint income of you and your spouse (if married) or spousal equivalent from all sources during each of such years in excess of $300,000?

☐ Yes               ☐ No

If no, please specify amount for:

Last Year: ________________

Year Before Last: ________________

6.       Net Worth

Will your net worth as of the date you purchase the securities offered, together with the net worth of your spouse or spousal equivalent, be in excess of $1,000,000? (Note that “net worth” includes all of the assets owned by you and your spouse or spousal equivalent in excess of total liabilities, excluding the fair market value of your principal residence from assets but including as a liability any debt on your principal residence that is in excess of the fair market value.)

☐ Yes               ☐ No

If not, please specify amount: __________________

7.       Education

Please describe your educational background and degrees obtained, if any.

8.       Professional Licenses

If you are the holder, in good standing, of one or more of the following professional licenses, please list such license(s) below: the general Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

9.       Affiliation

If you have any pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons, please describe the nature and duration of such relationship.

10.       Business and Financial Experience

(a)       Please describe in reasonable detail the nature and extent of your business, financial and investment experience which you believe gives you the capacity to evaluate the merits and risks of the proposed investment and the capacity to protect your interests.

(b)       Are you purchasing the securities offered for your own account and for investment purposes only?

☐ Yes               ☐ No

If no, please state for whom you are investing and/or the reason for investing.

11.       Financial Advisors

In evaluating this investment, will you use the services of any of the following advisors? (If so, please identify, providing address and telephone number.)

Accountant: ______________________
________________________________
________________________________

Attorney: ________________________
________________________________
________________________________

Other: ___________________________
________________________________
________________________________

PLEASE TURN TO PART III ON PAGE 21 AND SIGN AND DATE THIS QUESTIONNAIRE

II. NON-INDIVIDUAL INVESTORS:*

(Please answer Part II only if the purchase is proposed to be undertaken by a corporation, partnership, trust or other entity)

*        If the investment will be made by more than one affiliated entity, please complete a copy of this questionnaire for EACH entity.

1.       Identification

Name:
(EXACT NAME AS IT SHOULD APPEAR ON SHARE CERTIFICATE)

Address of Principal Place of Business:

City, State Zip:

Jurisdiction of Formation or Incorporation:

Type of Entity (corporation, partnership, trust, etc.):

Contact Person:

Telephone Number:

Facsimile Number:

Internet Address:

Was entity formed for the purpose of this investment?

☐ Yes               ☐ No

If the answer is YES, then ALL stockholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.

2.       Amount Of Investment

Please indicate the amount of your proposed investment: $

State the investing entity’s net worth at the time the securities will be purchased: $

3.       Business

Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

☐       a corporation, organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

☐       private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives);

☐       a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐       an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐       a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity;

☐       an insurance company as defined in Section 2(13) of the Securities Act of 1933;

☐       an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who are accredited investors;

☐       an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

☐       a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

☐       an entity of a type not listed above, that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act of 1940.

☐       an entity in which all of the equity owners (whether entities themselves or natural persons) are accredited investors and meet the criteria listed in either this Section 3 or Part I, Sections 5, 6, or 8 of this Questionnaire. Please also see section 4 entitled “Additional Questions for Certain Accredited Investors” below.

☐       a family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Securities and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

☐       a family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of the previous clause and whose prospective investment in the Company is directed by that family office pursuant to clause (iii) directly above.

☐       Other. Describe (and ALL stockholders, partners or other equity owners must answer Part I of this Questionnaire):

4.       Investment Experience

Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

(Signature Page Follows)

III. SIGNATURE

The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at ___________________, on _________________, 20__.

(Signature)

(Name)

(Title if signing on behalf of an entity)

ADDITIONAL REPRESENTATIONS AND WARRANTIES OF

25% PERSONS AND EMPLOYEE BENEFIT PLANS

1.       If Purchaser is an Employee Benefit Plan, such person is either a named fiduciary of the Employee Benefit Plan (as defined in Section 402(a)(2) of ERISA) or an investment manager of the Employee Benefit Plan (as defined in Section 3(38) of ERISA) with full authority under the terms of the Employee Benefit Plan and full authority from all Employee Benefit Plan beneficiaries, if required, to cause the Employee Benefit Plan to invest in the Company. Such investment has been duly approved by all other named fiduciaries whose approval is required, if any, and is not prohibited or restricted by any provisions of the Employee Benefit Plan or of any related instrument.

2.       Such person has independently determined that the investment by the Employee Benefit Plan or 25% Purchaser in the Company satisfies all requirements of Section 404(a)(1) of ERISA, specifically including the “prudent man” standards of Section 404(a)(1)(B) and the “diversification” standard of Section 404(a)(1)(C), and will not be prohibited under any of the provisions of Section 406 of ERISA or Section 4975(c)(1) of the Code. Such person has requested and received all information from the Company that such person, after due inquiry, considered relevant to such determinations. In determining that the requirements of Section 404(a)(1) are satisfied, such person has taken into account the risk of a loss of the Employee Benefit Plan’s or 25% Purchaser’s investment and that an investment in the Company will be relatively illiquid, and funds so invested will not be readily available for the payment of employee benefits. Taking into account these factors, and all other factors relating to the Company, the undersigned has concluded that investment in the Company constitutes an appropriate part of the Employee Benefit Plan’s or 25% Purchaser’s overall investment program.

3.       Such person will notify the Company, in writing, of (A) any termination, merger or consolidation of the Employee Benefit Plan or the 25% Purchaser, (B) any amendment to any such Employee Benefit Plan or any related instrument that materially affects the authority of any named fiduciary or investment manager to authorize plan investments, and (C) any alteration in the identity of any named fiduciary or investment manager, including such person, who has the authority to approve plan investments.

4.       The Company and its affiliates do not render any investment advice on a regular basis pursuant to a mutual understanding, arrangement or agreement, written or otherwise, between the Employee Benefit Plan or any Employee Benefit Plan investing in the 25% Purchaser and any of such parties who will act in regard to the Company and none of such parties renders any investment advice to any such Employee Benefit Plan that furnishes a primary basis for investment decisions with respect to assets of any such Employee Benefit Plan.

5.       Purchaser agrees to notify the Company within thirty (30) days if any of the foregoing representations are no longer true. If the Company or any officer, director, employee or agent of the Company is ever held to be a fiduciary, it is agreed that, in accordance with Sections 405(b)(1), 405(c)(2), and 405(d) of ERISA, the fiduciary responsibilities of that person shall be limited to such person’s duties in administering the business of the Company, and such person shall not be responsible for any other duties with respect to any Employee Benefit Plan or any Employee Benefit Plan investing in the 25% Purchaser (specifically including evaluating the initial or continued appropriateness of any such Employee Benefit Plan’s investment in the Company under Section 404(a)(1) of ERISA).

EXHIBIT A

Risk Factors

Investing in the Shares involves a high degree of risk. You should carefully consider the following risk factors, as well as other information in the Form 10-Q and other Company reports filed with the SEC, before deciding whether to invest in the Shares. The occurrence of any of the events described below could harm our business, financial condition, results of operations and growth prospects. In such an event, you may lose all or part of your investment.

The Shares are a risky investment and may not be suited to your investment objectives. The following factors should be considered carefully in evaluating your purchase and the business and prospects of the Company. Each prospective investor should thoroughly and carefully evaluate these investment considerations and risk factors, preferably with the advice of counsel. There can be no assurance that the Company will achieve positive investment returns.

These Risk Factors may contain forward-looking statements which reflect the Company’s current views with respect to future events and financial performance. Those forward-looking statements involve substantial risks and uncertainties. All statements other than statements of historical facts, including statements regarding our future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” and similar expressions identify forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new products, services, developments or the status of competitors; any statements regarding future economic conditions or performance; any statements of belief; any statements regarding the validity of our intellectual property; and any statements of assumptions underlying any of the foregoing. Such “forward-looking statements” are subject to risks and uncertainties set forth from time to time in the Risk Factors below.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Company’s views as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

General Risks Related to the Company’s Business

We recently paid one-time compensation to several individuals for their services to the Company. Aaron Klusman and Michael Witherill were appointed officers and directors of the Company effective September 18, 2020 and had not received any compensation for their services until January 7, 2021. As compensation for their services, the Board of Directors of the Company authorized a one-time payment of $125,000 for each of Mr. Klusman and Mr. Witherill. The Board of Directors also authorized a one-time payment of $7,500 to Ms. Lana Dodd for her services to the Company. On March 2, 2021, Mr. Witherill resigned from his positions as Chief Financial Officer, Secretary, and Treasurer of the Company and Rick Gean was appointed to such positions. Mr. Gean will receive $96,000 per year as compensation for his services. Capital raised in the Company’s ongoing offering may be used to pay salaries to officers and there is no assurance that these payments will not increase in the future.

Change in business focus. The Company underwent a change in control transaction effective September 4, 2020, as a result of which new management of the Company terminated the Company’s existing business operations and decided to reorient the Company’s business activities into commercial real estate or other ventures. There can be no assurances that the new business focuses will ultimately be achieved and be successful. The Company’s future business activities will be subject to significant risks and uncertainties, including the need for additional capital, and the Company’s business, financial condition, results of operations and cash flows may be impacted by a number of factors, many of which will be beyond the Company’s control.

Our letters of intent may not materialize into acquisitions. On October 27, 2020, the Company paid $50,000 to Klusman Family Holdings, LLC (“KFH”) as an advance against the purchase price under a binding letter of intent for the Company to acquire 100% of the membership interest in KFH, a company engaged in the commercial real estate business in Arizona. Consideration for the Company’s acquisition of the membership interest in KFH will consist of payments totaling $1,500,000 and the issuance of 10,945,250 shares of common stock of the Company. However, management is now contemplating terminating this letter of intent and pursuant a direct purchase of real property in Arizona, although there can be no assurance that this will occur.

Additionally, on March 25, 2021, the Company entered into an Assignment and Assumption of Letter of Intent with KFH whereby the KFH assigned and the Company assumed the obligations under a nonbinding letter of intent for the purchase of 100% of the issued and outstanding capital stock of Spiritual Gangster, Inc. (“Spiritual Gangster”), a company engaged in the business of selling yoga clothing. Consideration for the Company’s acquisition of the stock of Spiritual Gangster will be $42,500,000 payable at closing. However, there can be no assurances that the Company will be able to complete the transactions under one or both of the letters of intent under the terms and conditions as outlined herein, or at all.

The transactions contemplated by the letters of intent with KFH and/or Spiritual Gangster might not materialize. Currently, we are solely relying on these letters of intent to acquire the companies. White we intend to fully enforce our letter of intent with Spiritual Gangster and may enforce our letter of intent with KFH, the transactions outlined therein are ultimately subject to negotiating asset or stock purchase or merger agreements in good faith among the parties. Failure to reach consensus may subject us to significant delays in completing the acquisitions of one or both companies, require court action to enforce it or may even ultimately result in failure to consummate the purchases of one or both companies we require to operate. Failure to do so will have a material adverse effect on the Company and may ultimately not permit us to achieve our business plans altogether.

We have outstanding debt to related parties. The Company has entered into several promissory notes which will need to be repaid in the foreseeable future. An event of default under those notes could negatively impact the Company and its operations. On October 27, 2020, the Company, as borrower, executed a Promissory Note payable to Farm House Partners LLC, an Arizona limited liability company (“Farm House”), as Lender, for a loan in principal amount of $50,000.00. The Note matures on October 27, 2021. On December 8, 2020, the Company executed a Promissory Note payable to Farm House pursuant to which the Company borrowed $20,000. The note bears no interest and matured on January 31, 2021. Farm House is the owner of approximately 78.8% of the shares of common stock of the Company and Michael Witherill, the Company’s Vice-Chair, is the manager of Farm House.

We have extended loans to various related-parties to acquire real property but there is no guarantee that such acquisitions will take place and we may extend additional loans to them in the future. As of February 28, 2021, the Company has advanced an aggregate of approximately $870,000 to KFH and may advance additional amounts in the future. Each of the advances made was evidenced by a promissory note payable by KFH to the Company, but here can be no assurance that these advances will be fully repaid. The proceeds of the each of these advances is to be used by KFH toward the purchase of real property located in Arizona. Aaron Klusman is the sole member of KFH. Mr. Klusman is also Chief Executive Officer and Chairman of the Board of the Company.

There are inherent risks with real estate investments. Investments in real estate assets are subject to varying degrees of risk. For example, an investment in real estate cannot generally be quickly converted to cash, limiting our ability to promptly vary our portfolio in response to changing economic, financial and investment conditions. Investments in real estate assets also are subject to adverse changes in general economic conditions which reduce the demand for rental space. Other factors also affect the value of real estate assets, including:

●	federal, state or local regulations and controls affecting rents, zoning, prices of goods, fuel and energy consumption, water and environmental restrictions;

●	the attractiveness of a property to tenants; and

●	labor and material costs.

Further, our investments in real estate following the potential acquisition of KFH may not generate revenues sufficient to meet operating expenses.

Impact of COVID-19 on the Company. The global outbreak of COVID-19 has led to severe disruptions in general economic activities, as businesses and governments have taken broad actions to mitigate this public health crisis. Although the Company has not experienced any significant disruption to its business to date, these conditions could significantly negatively impact the Company’s business in the future.

The extent to which the COVID-19 outbreak ultimately impacts the Company’s business, future revenues, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity and longevity, the actions to curtail the virus and treat its impact (including an effective vaccine), and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 outbreak has subsided, the Company may be at risk of experiencing a significant impact to its business as a result of the global economic impact, including any economic downturn or recession that has occurred or may occur in the future. As a result of the impact of COVID-19 on capital markets, the availability, amount and type of financing available to the Company in the near future is uncertain and cannot be assured and is largely dependent upon evolving market conditions and other factors. The Company intends to continue to monitor the situation and may adjust its current business plans as more information and guidance become available.

The loss or unavailability of any of our executive officers or other key employees could have a material adverse effect on our business. We depend greatly on the efforts of our executive officers and other key employees to manage our operations. The loss or unavailability of any of our executive officers or other key employees could have a material adverse effect on our business.

The Company has generated operating losses since its change of business. Our ability to continue as a going concern is subject to our ability to obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities and obtaining loans from various financial institutions. We have limited historical, operating, or financial information upon which to evaluate our performance and have not retained an independent accounting firm to audit our financial records. There can be no assurance that the Company will attain profitability. Funds required for the initial operations over the next 18 months have not yet been determined and may be for amounts the Company is not able to raise.

We have a limited operating history and rely heavily on our management to become profitable. The Company is subject to all the substantial risks inherent in the commencement of a new business enterprise. We anticipate that our expenses will increase in the foreseeable future. Costs including capital required investments in commercial real estate ventures as well as acquisition costs for legal and other related expenses to close on the acquisitions of properties, the filing of SEC reports, and the general marketing and administrative overhead associated with a new business. These efforts may prove more expensive than we currently anticipate, and we may not succeed in increasing our revenues sufficiently to offset these higher expenses. There can be no assurance that we will be profitable in the future.

Our operations are subject to cyber-attacks that could have a material adverse effect on our business, consolidated results of operations and consolidated financial condition. Our operations are increasingly dependent on digital technologies and services. We use these technologies for internal purposes, including data storage, processing and transmissions, as well as in our interactions with investors and target investments. Digital technologies are subject to the risk of cyber-attacks. If our systems for protecting against cybersecurity risks prove not to be sufficient, we could be adversely affected by, among other things: loss of or damage to proprietary or confidential information, or investors, or employee data; interruption of our business operations; and increased costs required to prevent, respond to, or mitigate cybersecurity attacks. These risks could harm our reputation and our relationships with investors, employees and other third parties, and may result in claims against us. These risks could have a material adverse effect on our business, consolidated results of operations and consolidated financial condition.

As a result of our limited operating history, our plan for growth, and the competitive nature of the markets in which we plan to compete, we cannot accurately predict the Company’s future revenue, capital requirements, and operating expenses. We may be unable to adjust spending in a timely manner to compensate for any unexpected shortfall in revenue. Our operating expenses may increase significantly. To the extent that these expenses precede or are not rapidly followed by a corresponding increase in revenue or additional sources of financing, our business, operating results, and financial condition may be materially and adversely affected.

Difficult conditions in the global capital markets and economy generally, as well as political conditions in the United States and elsewhere, may materially adversely affect our business. Our business will be materially affected by conditions in the global capital markets and the economy generally, both in the United States and elsewhere around the world. Economic growth, job growth, and general economic conditions in the United States have been severely impacted by the current CVID-19 pandemic in recent months, and there is no guarantee that favorable economic conditions will return in the near future. Should economic growth continue to remain, it may have an adverse effect on us, in part because we will be very dependent upon consumer behavior once we begin operations. A prolonged period of slow economic growth or deterioration in economic conditions could change consumer behaviors. Factors such as consumer spending, business investment, government spending, tariffs, interest rates, tax rates, fuel, and other energy costs, the volatility and strength of the capital markets, and inflation all affect the business and economic environment and, ultimately, our ability to generate revenue. An economic downturn characterized by higher unemployment, lower family income, lower corporate earnings, lower business investment, and lower consumer spending would likely materially and adversely affect our business, results of operations, and financial condition.

Risks Related to the Offering

If we do not raise sufficient capital, and if we cannot obtain adequate financing, we may cease operations. If we fail to raise enough capital, we will be impeded from fully implementing our business plans which could have a material adverse effect upon our ability to generate revenue and income. Not fully implementing our strategy will significantly constrain our scope and opportunities, slowing or possibly even halting our plans to expand into additional much more profitable industries and markets. While we expect to continue raising capital, we have no committed sources of additional financing and our officers and directors are not required to provide any portion of our future financing requirements. We cannot assure you that additional financing will be available on commercially reasonable terms or at all if and when we need it. If we cannot raise additional capital when needed, we may not be able to pursue our business strategies as anticipated, or at all, and we may cease operations. We plan to raise additional funds by raising more capital through other shares offerings which will dilute your ownership in the Company. In addition, any new securities could have rights, preferences and privileges senior to those of the Shares. Furthermore, we cannot assure you that additional financing will be available when and to the extent we require or that, if available, it will be on acceptable terms.

Ownership of our Shares is concentrated in a majority stockholder. The concentration of our capital stock ownership is with Farm House Partners, LLC, an Arizona limited liability company formed in June, 2020. After the offering, Farm House will continue to retain majority control of the Company.

We will have broad discretion in how we use the net proceeds from this Offering. We intend to use the net proceeds we receive from this Offering to finance the acquisition of KFH and/or Spiritual Gangster; for working capital required to accelerate growth; for capital expenditures; for legal fees related to compliance with securities laws; and for general corporate purposes to implement our business plan. However, we will have broad discretion in how we use the net proceeds of this Offering. These proceeds could be applied in ways that do not improve our operating results or increase the value of your investment. You may not have the opportunity to influence our decisions on how to use the net proceeds from this Offering.

Raising additional capital may cause additional dilution to our stockholders or restrict our operations. To the extent that we raise additional capital through the sale of equity or convertible debt securities, your ownership interest will be diluted, and the terms may include liquidation or other preferences that adversely affect your rights as a stockholder. Debt financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions such as incurring additional debt, making capital expenditures or declaring distributions. Any of these events could adversely affect our ability to achieve our product development and commercialization goals and have a material adverse effect on our business, financial condition and results of operations.

There is no public market for the Shares. The Shares will represent an illiquid investment. There is no trading market for any of the Shares now or for the foreseeable future. Moreover, the Shares have not been registered under the Securities Act or the securities laws of any state. Pending any such registration, the Shares are “restricted securities” and may not be transferred or sold by investors in the absence of registration or an applicable exemption from registration. The Company is not obligated to undertake any registration or qualification for any exemption and presently has no intention to do so. Additionally, any transfer must satisfy counsel for the Company that the proposed transfer is consistent with applicable law as a condition precedent to such transfer and it is likely the transferring assignee will be required to satisfy the suitability standards of the original investors. Consequently, it may not be possible for persons desiring to sell their Shares to locate qualified purchasers or to use the Shares as collateral for a loan. Each investor should, therefore, view his investment as a long-term investment and should not rely upon his investment in the Shares as a source for meeting any emergency or contingency in his financial affairs.

We have agreed to provide indemnification to our officers and directors. The Company’s Bylaws provide indemnification to the full extent provided by law to our directors and officers, and provide that, to the extent permitted by Nevada law, a director will not be personally liable for monetary damages to the Company or its stockholders for breach of his or her fiduciary duty as a director, except for liability for certain actions that may not be limited under Nevada law. These indemnification provisions may limit the ability of stockholders to seek recourse against our officers and directors.

This is a private offering with no regulatory agency review. The Company has not registered this offering under the Securities Act in reliance on the exemptive provisions of Section 4(2) of that Act and Regulation D promulgated by the SEC. The Company also has relied on apparently available exemptions from securities qualification requirements under applicable state securities laws. There can be no assurance that the offering currently qualifies or will continue to qualify under one or more of such exemptive provisions due to, among other things, the adequacy of disclosure and the manner of distribution, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If, and to the extent that, claims or suits for rescission are brought and successfully concluded for failure to register this offering or other offerings or for facts or omissions constituting offenses under the Securities Exchange Act of 1934 (“Exchange Act”), as amended, or applicable state securities laws, the Company could suffer material adverse effects, jeopardizing its ability to operate, even if the Company ultimately prevails in its defense.

We do not intend to declare any dividends on our Shares. We do not anticipate paying any dividends to our stockholders for the foreseeable future on our Shares. Any determination to pay dividends in the future will be made at the discretion of our Board of Directors and will depend on our results of operations, financial conditions, contractual restrictions, restrictions imposed by applicable law and other factors our Board deems relevant.

Regulation under the Investment Company Act. The Company has not registered with the SEC as an investment company pursuant to the Investment Company Act of 1940 (“Investment Company Act”) in reliance on an exemption from such registration and with respect to which the Company believes it is qualified. Neither a legal opinion nor a no-action position has been requested of the SEC staff on this issue. In addition, in order to comply with the terms of the exemption(s) upon which the Company is relying, the Company may not be able to make certain investments or engage in certain activities that it otherwise may pursue, but which are prohibited under the subject exemption. If the SEC or a court of competent jurisdiction were to find that the Company is required to register as an investment company, there could be significant negative consequences, including, without limitation, fines, penalties or costs associated with having to register as an investment company or defend against lawsuits or other proceedings. Should the Company be subjected to any or all of the foregoing, the Company would be affected materially and adversely.

No officer of the Company is registered as a broker or dealer under the Exchange Act or any other securities law. The Company does not believe any officer is required to be registered as a broker or dealer, but if the SEC or the securities administrator of any other state were to assert that such registration is required, the Company would bear the resulting increased expenses and its activities would be restricted, which could materially and adversely affect the Company’s business.

Lack of separate counsel. Legal counsel for the Company does not represent the interests of the investors in connection with the Offering, and such counsel disclaims any fiduciary or attorney-client relationship with the investors. The Company has been represented by Gallagher & Kennedy, P.A. solely with respect to certain corporate and securities matters. No independent legal due diligence has been conducted by the Company on behalf of any investors with respect to this Offering. Investors are encouraged to engage independent legal counsel at their expense to advise them with respect to this Offering and review of any information provided by the Company.